Exhibit 99.1

Citius Pharmaceuticals, Inc. Announces Intention to Spinoff Late-Stage Oncology Asset, I/ONTAK, into a New Standalone Publicly Traded Company

IPO with distribution of shares to Citius shareholders planned for 2H 2022

Citius would retain Mino-Lok and other pipeline assets and continue to trade on Nasdaq (ticker: CTXR)

CRANFORD, N.J., May 25, 2022 -- Citius Pharmaceuticals, Inc. (“Citius” or the “Company”) (Nasdaq: CTXR), a late-stage biopharmaceutical company developing and commercializing first-in-class critical care products, today announced that it intends to split the Company’s assets into two separate publicly-traded entities. Citius plans to form a new company (NewCo) focused on developing and commercializing I/ONTAK, for which a Phase 3 trial was completed in December 2021 and a biologics license application (BLA) is being planned for submission in the second half of 2022. The Company’s other pipeline assets, including Mino-Lok®, would remain at Citius. Citius would continue to trade on the Nasdaq exchange under its current ticker CTXR. The strategic action is intended to optimize organizational resources and investment capital to support the successful execution of each development program.

“As Citius prepares for the commercialization of its two late-stage product candidates, I/ONTAK and Mino-Lok, we believe that the market has not adequately valued the potential of our recent I/ONTAK licensing agreement. It is our view that a spinoff and IPO would create two focused standalone public companies that are better positioned to pursue their strategic priorities, invest in growth opportunities and attract new investors. Upon completion of the transactions, NewCo would be a pure-play oncology-focused biopharmaceutical company. Citius would retain i0074s Mino-Lok antibiotic lock solution at the core of its diversified pipeline. The planned transactions underscore our commitment to provide patients with superior therapeutics and reinforce our alignment with the needs of shareholders to deliver long term growth. Our intention is that the spinoff will be non-dilutive and tax-fee to Citius shareholders,” stated Leonard Mazur, Chairman and CEO of Citius.

Citius intends the spinoff to be accomplished through an initial public offering (IPO) and pro rata distribution of stock in the NewCo to Citius shareholders. The spinoff and distribution of stock is expected to occur in a manner intended to qualify as a tax-free transaction for U.S. shareholders.

The transactions are expected to be completed in the second half of calendar year 2022, subject to the satisfaction of customary conditions, including final approval from the Citius Board of Directors, regulatory approvals and SEC filings.

There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed at all.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About I/ONTAK

I/ONTAK is a recombinant fusion protein that combines the interleukin-2 (IL-2) receptor binding domain with diphtheria toxin fragments. The agent specifically binds to IL-2 receptors on the cell surface, causing diphtheria toxin fragments that have entered cells to inhibit protein synthesis. I/ONTAK, a purified version of denileukin diftitox, is a reformulation of previously FDA-approved oncology treatment ONTAK. ONTAK was marketed in the U.S. from 1999 to 2014, when it was voluntarily withdrawn from the market. Manufacturing improvements resulted in a new formulation, which maintains the same amino acid sequence but features improved purity and bioactivity. The new formulation received regulatory approval in Japan for the treatment of CTCL and PTCL. In 2011 and 2013, the FDA granted orphan drug designation (ODD) to I/ONTAK for the treatment of PTCL and CTCL, respectively, making it potentially eligible for seven years of market exclusivity post-approval for each indication.

About Citius Pharmaceuticals, Inc.

Citius is a late-stage biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products, with a focus on oncology, anti-infectives in adjunct cancer care, unique prescription products, and stem cell therapies. The Company has two late-stage product candidates, Mino-Lok®, an antibiotic lock solution for the treatment of patients with catheter-related bloodstream infections (CRBSIs), which is currently enrolling patients in a Phase 3 Pivotal superiority trial, and I/ONTAK (E7777), a novel IL-2R immunotherapy for an initial indication in cutaneous T-cell lymphoma (CTCL), which has completed enrollment in its Pivotal Phase 3 trial.  Mino-Lok® was granted Fast Track designation by the U.S. Food and Drug Administration (FDA). I/ONTAK has received orphan drug designation by the FDA for the treatment of CTCL and peripheral T-cell lymphoma (PTCL). Through its subsidiary, NoveCite, Inc., Citius is developing a novel proprietary mesenchymal stem cell treatment derived from induced pluripotent stem cells (iPSCs) for acute respiratory conditions, with a near-term focus on acute respiratory distress syndrome (ARDS) associated with COVID-19.  For more information, please visit www.citiuspharma.com.

Safe Harbor

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius. You can identify these statements by the fact that they use words such as “believe,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: our decision whether to proceed with the spinoff and IPO, if at all, our ability to successfully complete the planned spinoff and IPO if undertaken, including market acceptance of the planned IPO, and the benefits achieved by the planned spinoff and IPO; our ability to successfully undertake and complete clinical trials and the results from those trials for our product candidates; the estimated markets for our product candidates and the acceptance thereof by any market; our ability to commercialize our products if approved by the FDA; our dependence on third-party suppliers; the ability of our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from existing and new pipeline assets; uncertainties relating to preclinical and clinical testing; our need for substantial additional funds; the early stage of products under development; market and other conditions; our ability to attract, integrate, and retain key personnel; risks related to our growth strategy; patent and intellectual property matters; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; our ability to procure cGMP commercial-scale supply; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by Covid-19. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov, including in our Annual Report on Form 10-K for the year ended September 30, 2021, filed with the SEC on December 15, 2021 and updated by our subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Relations for Citius Pharmaceuticals:

Ilanit Allen

Vice President, Investor Relations and Corporate Communications

T: 908-967-6677 x113

E: ir@citiuspharma.com